UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: August 20, 2002

CONCERO INC.
(Exact name of registrant as specified in its charter)

Delaware                                    000-22327                                           74-2796054
       (State of Incorporation)                 (Commission File Number)                  (IRS Employer Identification Number)

6300 Bridgepoint Parkway, Building 1, Suite 100, Austin Texas 78730
(Address of principal executive offices)

(512) 343-6666
(Registrant's telephone number)

          The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Concero Inc. under the Securities Act of 1933, as amended.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits

          99.1    Certification of Timothy D. Webb, Chief Executive Officer and President of Concero Inc., dated August 14, 2002, pursuant to 18 U.S.C. §1350

          99.2    Certification of Keith D. Thatcher, Senior Vice President of Finance, Chief Financial Officer and Treasurer of Concero Inc., dated August 14, 2002, pursuant to 18 U.S.C. §1350

ITEM 9.     REGULATION FD DISCLOSURE

          On August 14, 2002, Timothy D. Webb, Chief Executive Officer and President of Concero Inc. (the "Company") and Keith D. Thatcher, Senior Vice President of Finance, Chief Financial Officer and Treasurer of the Company, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. §1350. The personal certifications accompanied the Company's Form 10-Q filed with the Securities and Exchange Commission on August 14, 2002. Copies of the certifications are included in this Form 8-K as Exhibits 99.1 and 99.2.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONCERO INC.

Dated: August 20, 2002

By:/s/ KEITH D. THATCHER
Keith D. Thatcher
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number          Description
99.1               Certification of Timothy D. Webb, Chief Executive Officer and President of Concero Inc., dated August                                   14, 2002, pursuant to 18 U.S.C. Section 1350

99.2               Certification of Keith D. Thatcher, Senior Vice President of Finance, Chief Financial Officer and Treasurer of
                       Concero Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350

EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
§906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy D. Webb, the Chief Executive Officer and President of Concero Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C.§1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.     The Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the aforementioned Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Timothy D. Webb
Chief Executive Officer and President

August 14, 2002

EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
§906 OF THE SARBANES-OXLEY ACT OF 2002

I, Keith D. Thatcher, Senior Vice President of Finance, Chief Financial Officer and Treasurer of Concero Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.     The Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the aforementioned Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Keith D. Thatcher
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

August 14, 2002